UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported):

August 28, 2014

Commission File Number: 0-29923

CUI Global, Inc.

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Colorado	84-1463284
(State or jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

20050 SW 112th Avenue, Tualatin, Oregon	97062
(Address of Principal Executive Offices)	(Zip Code)

(503) 612-2300

(Registrant’s telephone number)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Section 3 - Securities and Trading Markets

Item 3.02(b) Unregistered Sales of Equity Securities.

Effective August 28, 2014, the Company entered into a twelve month consulting agreement with Relentless Ventures, LLC (Consultant) whereby Consultant agreed to facilitate and obtain formal acceptance/sponsorship and sales of the Company’s natural gas technologies, including IRIS®, GasPT2, and VE Technology®, through active solicitation with large US pipeline companies with whom Consultant has existing relationships. This performance-based contract provides that throughout the one year term and through the achievement of certain specific milestones, up to two hundred fifty thousand shares of restricted common stock could be issued to Consultant. A copy of the contract is attached hereto.

Exhibit

Exhibit No.	Description
10.85	Services Agreement dated August 28, 2014

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Signed and submitted this 2nd day of September 2014.

CUI Global, Inc.

By:	/s/ William J. Clough
William J. Clough, President/CEO

Exhibit No.	Description
10.85	Services Agreement dated August 28, 2014